Exhibit 10.1

Paycheck Protection Program

PROMISSORY NOTE

SBA Loan #	3226687104
Date	April 18, 2020
Loan Amount	$1,356,570.00
Interest Rate	1.00% fixed
Borrower	INTELLIGENT PRODUCT SOLUTIONS INC.
Lender	TD BANK, N.A.

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the principal amount referenced above, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act enacted March 27, 2020.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower.

“Maturity Date” means two (2) years from the date of this Note.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS:

Maturity Date: Two years from the date of the Note.

Borrower must make all payments at the place Lender designates. The payment terms for this Note are: The interest rate is 1.00% per year.

Borrower must pay monthly principal and interest payments on the outstanding principal balance of the Loan amortized over the term of the Loan, unless otherwise forgiven in whole or part in accordance with the CARES Act as described below, beginning seven months from the month this Note is dated until the Maturity Date when the entire principal balance remaining unpaid, along with all accrued and unpaid interest, shall be due and payable in full. Payments of principal and interest must be made on such date as designated by the Lender in the months they are due.

Pursuant to the terms of the CARES Act and any implementing rules and regulations , the Borrower may apply for the Loan to be forgiven by the SBA in whole or in part beginning no sooner than seven (7) weeks from the date of the Note. Any Loan balance remaining following forgiveness by the SBA will be fully reamortized over the remaining term of the Loan. The entire principal balance remaining unpaid, along with all accrued and unpaid interest, shall be due and payable on the Maturity Date.

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Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to brin g principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may Prepay this Note. Borrower may prepay 20% or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20% and the Loan has been sold on the secondary market, Borrower must:

a.	Give Lender written notice;
b.	Pay all accrued interest; and
c.	If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

Additional Assurances. Borrower will from time to time execute and deliver to Lender such documents, and take or cause to be taken, all such other or further action, as Lender may request in order to effect and confirm or vest more securely in Lender all rights contemplated by this Note (including, without limitation, to correct clerical errors) or to comply with applicable statute or law.

Due Authorization. Borrower's execution, delivery of this Note and any related documents have been authorized by Borrower and do not conflict with, result in a violation of, or constitute a default under any provision of Borrower's organizing and governing documents and each individual signing this Note represents and warrants that they are duly authorized to execute this Note on behalf of Borrower.

Disbursement and Debit Authorization. Borrower hereby authorizes Lender to 1) disburse the proceeds of the Loan to any deposit account maintained by the Borrower with the Lender (the "Deposit Account") and 2) debit the Deposit Account to satisfy any payments payable to Lender on the date that any such amounts are due, and if any such date shall fall on a Saturday, Sunday or any legal holiday, then either on the first (1st) business day immediately preceding or the first (1st) business day immediately following any such payment due date until the Loan is paid in full.

Consent to Electronic Transaction; Transferable Record. Borrower explicitly consents to the electronic delivery and acceptance of the terms of the transaction evidenced by this Note. Borrower agrees that its present intent to be bound by this Note may be evidenced by electronically signed signature pages via digital transmission and is deemed to be valid execution and delivery as though an original ink signature. Borrower agrees that an electronic image of this Note (including signature pages) shall be valid and as effective as an original for all purposes as set forth in the Uniform Electronic Transactions Act, as enacted in the governing jurisdiction ("UETA"), the Electronic Signatures in Global and National Commerce Act (the "E-SIGN ACT"), or both, as applicable. In addition, Borrower agrees that this Note will be an effective, enforceable and valid transferable record and may be created, authenticated, stored, transmitted and transferred in a manner consistent with and permitted by the transferable records sections of UETA or the E-SIGN ACT. Until such time (if any) as Lender may legally transfer this Note as permitted hereby, the single, authoritative copy of this transferable record will be held by Lender, as the person to which this transferable record was issued. All other reproductions of this Note are copies only and not permitted hereby to be transferred.

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4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
D.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;
F.	Fails to pay any taxes when due;
G.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
H.	Has a receiver or liquidator appointed for any part of their business or property;
I.	Makes an assignment for the benefit of creditors;
J.	Except as provided in the CARES Act, has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
K.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or
L.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5.	LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower; or
C.	File suit and obtain judgment.

6.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

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7.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

8.	GENERA L PROVISIONS:
A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

9.	BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

_________________________

By: /s/ Paul Severino                                           2020-04-2012:43:31 EST

Name: Paul Severino

Title: Vice President

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